UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2022

ORGANOGENESIS HOLDINGS INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Dan Road Canton, MA		02021
(Address of principal executive offices)		(Zip Code)

(781) 575-0775

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ORGO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

        Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent applicable, the information in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As set forth below in Item 5.07, our stockholders approved an amendment to the 2018 Equity Incentive Plan of Organogenesis Holdings Inc. (the “Company”) at the 2022 Annual Meeting of Stockholders held on June 23, 2022 (the “Annual Meeting”) to increase the number of shares of Class A common stock reserved for issuance thereunder by 7,826,970 shares. A description of the material terms of the 2018 Equity Incentive Plan is set forth in the Company’s definitive proxy statement relating to the Annual Meeting filed with the Securities and Exchange Commission on May 10, 2022.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As set forth below in Item 5.07, at the Annual Meeting, our stockholders approved an amendment to our Certificate of Incorporation (the “Certificate of Amendment”), which amends Article V, Section 5.3 of our Certificate of Incorporation to remove a provision that states that a director may be removed by stockholders only for cause. As a result of this amendment, our Certificate of Incorporation reverts to the default provision provided by Section 141(k) of the Delaware General Corporation Law that entitles the stockholders of a Delaware corporation to remove any director or the entire board of directors by a vote of a majority of the votes entitled to be cast. The above description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 attached hereto and incorporated by reference herein.

The Certificate of Amendment became effective upon acceptance of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware on June 23, 2022.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, six proposals were submitted to, and approved by, our stockholders. The holders of 117,639,346 shares of our Class A common stock were present or represented by proxy at the meeting. The proposals are described in detail in our definitive proxy statement for the 2022 Annual Meeting filed with the Securities and Exchange Commission on May 10, 2022. The final results for the votes for each proposal are set forth below.

At the annual meeting, each of Alan A. Ades, Robert Ades, Michael J. Driscoll, Prathyusha Duraibabu, David Erani, Jon Giacomin, Gary S. Gillheeney, Sr., Michele Korfin, Arthur S. Leibowitz, Glenn H. Nussdorf and Gilberto Quintero was elected as a Director of the Company, to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The votes cast in the election of the directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Alan A. Ades	88,292,756	16,291,777	13,054,813
Robert Ades	88,545,691	16,038,842	13,054,813
Michael J. Driscoll	86,401,824	18,182,709	13,054,813
Prathyusha Duraibabu	85,976,107	18,608,426	13,054,813
David Erani	96,607,996	7,976,537	13,054,813
Jon Giacomin	74,014,059	30,570,474	13,054,813
Gary S. Gillheeney, Sr.	94,661,549	9,922,984	13,054,813
Michele Korfin	87,225,919	17,358,614	13,054,813
Arthur S. Leibowitz	70,111,532	34,473,001	13,054,813
Glenn H. Nussdorf	96,614,046	7,970,487	13,054,813
Gilberto Quintero	86,624,795	17,959,738	13,054,813

At the annual meeting, our stockholders also approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The votes cast on this proposal were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve, on an advisory basis, the compensation paid to the Company’s named executive officers.	91,740,768	12,563,596	280,169	13,054,813

At the annual meeting, our stockholders also approved, on an advisory basis, “1 year” as the frequency of holding an advisory vote on the compensation paid to the Company’s named executive officers. The votes cast on this proposal were as follows:

Proposal	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
To approve, on an advisory basis, the frequency of holding an advisory vote on the compensation paid to the Company’s named executive officers.	94,233,055	9,431,733	891,131	28,614	13,054,813

At the annual meeting, our stockholders also approved an amendment to the Company’s Certificate of Incorporation to remove a provision that states that directors may only be removed for cause. The votes cast on this proposal were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve an amendment to the Company’s Certificate of Incorporation to remove a provision that states that directors may only be removed for cause.	86,797,769	17,734,177	52,587	13,054,813

At the annual meeting, our stockholders also approved an amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 7,826,970 shares. The votes cast on this proposal were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve an amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 7,826,970 shares.	86,138,319	18,416,291	29,923	13,054,813

At the annual meeting, our stockholders also approved the proposal to ratify the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2022. The votes cast on this proposal were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for fiscal year 2022	117,041,276	141,394	456,676	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Organogenesis Holdings Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organogenesis Holdings Inc.

By:	/s/ Lori Freedman
Name:	Lori Freedman
Title:	Vice President and General Counsel

Date: June 27, 2022